Equitable Financial Life Insurance Company

Supplement dated April 16, 2021 to the COIL Institutional SeriesSM Prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus. As applicable to your policy, please note the following changes described below.

Effective April 26, 2021, the COIL Institutional Seriessm Special Underwriting Program section in “More information about certain policy charges” is deleted and replaced with the following:

COIL Institutional SeriesSM Executive Underwriting Program

The Executive Underwriting Program is an accelerated underwriting option that does not include the requirements for traditional underwriting in most cases, such as an in-person paramedical exam, lab work, or evaluation of an Attending Physician’s Statement for the proposed insured. Instead, the Executive Underwriting Program relies on data sources available electronically such as prescription history and your motor vehicle report. If approved for a policy, the best underwriting classification eligible is Preferred. In some instances additional underwriting or evaluating of an Attending Physician’s Statement is needed to determine eligibility and underwriting classification.

Instead of the Executive Underwriting Program, traditional underwriting is an option. The traditional underwriting process may result in underwriting classifications that result in a lower cost of insurance charge. However, under traditional underwriting, you may be declined or you may obtain a rating which results in a higher cost of insurance charge. The Executive Underwriting Program may not be available in all jurisdictions.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2021 Equitable Financial Life Insurance Company.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

EVM-32-21 (5.21)
Catalog No. 162698 (5.21)

#120465